UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/24/2011

INTL FCStone Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23554

Delaware	59-2921318
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

708 Third Avenue, Suite 1500,
New York, NY 10017
(Address of principal executive offices, including zip code)

212-485-3500
(Registrant’s telephone number, including area code)

International Assets Holding Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report, at the Annual Meeting of Shareholders of International Assets Holding Corporation (the "Company") held on February 24, 2011, the shareholders of the Company voted on and approved the amendment of the First Article of its Restated Certificate of Incorporation to change the name of the Company to INTL FCStone Inc. The Company filed the approved amendment with the Delaware Secretary of State on February 28, 2011.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of International Assets Holding Corporation was held on February 24, 2011. The final voting results for each matter submitted to a vote of the Shareholders are as follows:

Item 1. With respect to the election of four Class II directors to hold office for a term expiring at the 2013 annual meeting and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal, votes were validly cast as follows for the following persons as directors of the Company:

Nominees            Number of Votes For      Number of Votes Withheld    Broker Non-Votes

Scott J. Branch            12,958,978                        112,543                               4,876,212
Bruce W. Krehbiel      12,897,153                        174,368                               4,876,212
Eric N. Parthemore      12,803,760                        267,761                               4,876,212
John Radziwill             12,754,098                        317,423                              4,876,212

Item 2. KPMG LLP was ratified as the Company's independent registered public accounting firm for the 2011 fiscal year with the following vote:

FOR                                       15,564,352
AGAINST                              1,119,280
ABSTAIN                                      8,164
BROKER NON-VOTES         1,255,937

Item 3. Votes were cast with respect to the proposal to amend the Company's certificate of incorporation to change the company name to INTL FCStone Inc., as follows:

FOR                                       16,135,709
AGAINST                                 547,170
ABSTAIN                                      8,917
BROKER NON-VOTES        1,255,937

Item 4. A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that shareholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company's Named Executive Officers ("say-on-pay") as described in the Compensation Discussion & Analysis ("CD&A"), tabular disclosures, and other narrative executive compensation disclosures in the January 14, 2011 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

FOR                                       11,425,792
AGAINST                              1,179,291
ABSTAIN                                 466,438
BROKER NON-VOTES         4,876,212

Item 5. A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that shareholders vote on a non-binding resolution to determine whether the advisory shareholder vote on say-on-pay shall occur every one, two or three years ("say-on-frequency"), resulted in the following outcome:

1 YEAR                                   3,071,393
2 YEARS                                    248,739
3 YEARS                                 9,321,262
ABSTAIN                                   430,127
BROKER NON-VOTES         4,876,212

Item 8.01.    Other Events

Pursuant to the shareholder vote, the Board of Directors has determined it is the shareholders' expressed preference that a non-binding advisory vote on executive compensation shall occur every three years, and the Board has therefore decided to submit future advisory votes to the shareholders every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTL FCStone Inc.

Date: March 02, 2011	By:	/s/ Brian T. Sephton
Brian T. Sephton
Chief Legal & Governance Officer